Not valid unless countersigned by transfer agent
Incorporated under the laws of the state of Nevada
                                                                                                                                                                                                                                                                                                                                                                                              CUSIP NO. 206694 10 1
Number ________                                                                                                                                                                                                                                                                                                                                                                       Shares _______

CONCRETE CASTING
INCORPORATED
AUTHORIZED COMMON STOCK:  500,000,000 SHARES
PAR VALUE:  $0.001

THIS CERTIFIES THAT

IS THE HOLDER OF

Shares of Concrete Casting Incorporated Common Stock
Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

_______________________________                                                                                                                                                                                                                                                                                      ______________________________
                                                   Secretary                                                                                                                                                                                                                                                                                                                                                President

CONCRETE CASTING INCORPORATED
CORPORATE
SEAL
NEVADA

Countersigned:
Standard Registrar & Transfer Company, Inc.                           By:  _____________________________
12528 South 1840 East                                                                         Authorized Signature
Draper, Utah  84020